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EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of AmSouth Bancorporation and in the related Prospectuses of our report dated February 10, 1998, with respect to the consolidated financial statements of AmSouth Bancorporation and subsidiaries incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1997.


           Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and
              Common Stock Purchase Plan;

           Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
              Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;

           Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive
              Compensation Plan;

           Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive
              Compensation Plan;

           Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift
              Plan;

           Form S-8 No. 33-9368 pertaining to the Long Term Incentive
              Compensation Plan;

           Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock
              Purchase Plan;

           Form S-8 No. 2-97464 pertaining to the Long Term Incentive
              Compensation Plan;

           Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and
              Common Stock Purchase Plan;

           Form S-8 No. 33-19016 pertaining to the Long Term Incentive
              Compensation PLan;

           Form S-8 No. 33-58777 pertaining to the Director Restricted Stock
              Plan;

           Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation
              Thrift Plan;

           Form S-3 No. 333-06641 pertaining to the AmSouth Bancorporation
              7 1/2% Convertible Subordinated Debentures;

           Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996
              Long Term Incentive Compensation Plan;

           Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation
              Employee Stock Purchase Plan;

           Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation
              Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation; and

           Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation
             Shelf Registration Statement




/s/ ERNST & YOUNG LLP



Birmingham, Alabama
March 25, 1998